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                                                                   EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Johnny R. Thomas, Chief Executive Officer, President and Treasurer of Twin Lakes, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, (the "Report") which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: June 23, 2003


                                              /s/ Johnny R. Thomas
                                    ------------------------------------------
                                    Johnny R. Thomas, Chief Executive Officer
                                    and Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to Twin Lakes, Inc. and will be retained by Twin Lakes, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.